UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2006


                            Denim Apparel Group Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         0-09322                                         88-0419183
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(Commission File Number)                    (IRS Employer Identification Number)

               820 North Orleans Street Ste. 208 Chicago, IL 60610
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                    (Address of Principal Executive Offices)

                                 (312) 787-3366
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12) ? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)) ? Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 21, 2006, the Registrant through its largest shareholder The Denim Group LLC completed the acquisition of 100% of the capital stock of Moonlight Graham Inc. a registered California corporation, in exchange for two million Five hundred thousand shares of the Registrant's restricted common stock held by The Denim Group LLC..

Moonlight Graham Inc. produces a high end product line of men's and children's sportswear featuring the finest in vintage - retro designs utilizing the product licenses of Major League Baseball, Anheuser - Busch, General Motors, Universal Studios and Cadbury - Schweppes. While continuing to expand its robust US distribution; Moonlight Graham is about to embark on a major expansion of International distribution and Company owned retail stores throughout America.

The President of Moonlight Graham has entered into and employment agreement where he will be paid 125,000 dollars annually and receive 2,500,000 shares of restricted stock. Additionally he will receive the right to purchase 500,000 shares of common stock at 50% discount to the market price for 180 days after closing


Item 9.01 Financial Statements and Exhibits

Listed below are the financial statements and pro forma financial information filed as a part of this report:

(a) Financial Statements of Business Acquired

We have not included the financial statements of Moonlight Graham Inc. with this filing, but will file an amended Form 8K with those financial statements on or before May 9, 2006, as required.

(b) Pro Forma Financial Information

We have not included the pro forma financial information for Moonlight Graham Inc. with this filing, but will file an amended Form 8K with those pro forma financial statements on or before May 9, 2006, as required.

(c) Not applicable.

(d) Exhibits

10.1 Stock Purchase Agreement dated February 1, 2006 between the Registrant and Moonlight Graham Inc.

10.2 Employment Agreement dated January 23, 2006 between Registrant and Bart Silberman

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DENIM APPAREL GROUP


Dated: March 1, 2006                            By: /s/ Eric Joffe
                                                        ------------------------
                                                        Eric Joffe
                                                        Chief Executive Officer